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As filed with the Securities and Exchange Commission on July 30, 2010

Registration No. 333-167611

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2
to

FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

HUNTSMAN INTERNATIONAL LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	2800 (Primary Standard Industrial Classification Code Number)	87-0630358 (I.R.S. Employer IdentificationNumber)

500 Huntsman Way
Salt Lake City, UT 84108
(801) 584-5700
(Address, Including Zip Code and Telephone Number, Including Area Code, of Registrants' Principal Executive Offices)

James R. Moore, Esq.
Executive Vice President, General Counsel and Secretary
Huntsman International LLC
500 Huntsman Way
Salt Lake City, UT 84108
(801) 584-5700
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copy to:
Nathan W. Jones, Esq.
Benjamin W. Bates, Esq.
Stoel Rives LLP
201 South Main Street, Suite 1100
Salt Lake City, UT 84111
(801) 328-3131

Exact Name of Additional Registrants*	Jurisdiction of Incorporation/Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
Airstar Corporation	Utah	2800	87-0457111
Huntsman Advanced Materials Americas LLC	Delaware	2800	52-2215309
Huntsman Advanced Materials LLC	Delaware	2800	92-0194012
Huntsman Australia Inc.	Utah	2800	87-0510821
Huntsman Chemical Purchasing Corporation	Utah	2800	87-0568517
Huntsman Enterprises, Inc.	Utah	2800	87-0562447
Huntsman Ethyleneamines LLC	Texas	2800	87-0668124
Huntsman Fuels LLC	Texas	2800	91-2085706
Huntsman International Financial LLC	Delaware	2800	87-0632917
Huntsman International Fuels LLC	Texas	2800	91-2073796
Huntsman International Trading Corporation	Delaware	2800	87-0522263
Huntsman MA Investment Corporation	Utah	2800	87-0564509
Huntsman MA Services Corporation	Utah	2800	87-0661851
Huntsman Petrochemical LLC	Delaware	2800	58-1594518
Huntsman Petrochemical Purchasing Corporation	Utah	2800	87-0568520
Huntsman Procurement Corporation	Utah	2800	87-0644129
Huntsman Propylene Oxide LLC	Texas	2800	91-2073797
Huntsman Purchasing, Ltd.	Utah	2800	84-1370346
Polymer Materials Inc.	Utah	2800	87-0432897
Tioxide Americas Inc.	Cayman Islands	2800	98-0015568
Tioxide Group	U.K.	2800	98-0207605

*
Address and telephone number of principal executive office are the same as those of Huntsman International LLC.

             Approximate date of commencement of proposed sale to the public: The Exchange will occur as soon as practicable after the effective date of this registration statement.

             If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: ☐

             If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐

             If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐

             Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check One):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

             If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

             Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer) ☐

             Exchange Act Rule 14d-1(d) (Cross-Border Third Party Tender Offer) ☐

CALCULATION OF REGISTRATION FEE

Title of each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Note	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee

8 5/8% Senior Subordinated Notes due 2020	$350,000,000(1)	100%(2)(3)	$350,000,000(1)(2)	$24,955(4)

Guarantees of 8 5/8% Senior Subordinated Notes due 2020	(5)	(5)	(5)	(5)

(1)
Represents the aggregate principal amount of the 8 5/8% Senior Subordinated Notes due 2020 issued by Huntsman International LLC prior to the date of this Registration Statement.

(2)
Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(f) under the Securities Act of 1933, as amended.

(3)
Exclusive of accrued interest, if any.

(4)
Previously paid.

(5)
Pursuant to Rule 457(n) under the Securities Act, no separate fee is payable with respect to the guarantees of the new notes being registered.

             The Registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment that specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

 EXPLANATORY NOTE

        This Amendment No. 2 to Registration Statement on Form S-4 (File No. 333-167611) is being filed solely to amend Item 21(a) of Part II thereof and the related Exhibit Index and to transmit certain exhibits thereto. This Amendment No. 2 does not modify any provision of the Prospectus constituting Part I or Items 20, 21(b) or 22 of Part II of the Registration Statement. Accordingly, the Prospectus and those Items of Part II have not been included in this Amendment No. 2.

 PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21.    EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

Number		Description of Exhibits
1.1		Underwriting Agreement, dated as of August 2, 2007, by and among the Company, MatlinPatterson Global Opportunities Partners L.P., MatlinPatterson Global Opportunities Partners B, L.P., MatlinPatterson Global Opportunities Partners (Bermuda) L.P. and Credit Suisse Securities (USA) LLC (incorporated by reference to Exhibit 1.1 to our current report on Form 8-K filed on August 6, 2007)
2.1
Asset Purchase Agreement, dated February 15, 2007 among Flint Hills Resources, LLC, Huntsman International LLC, Huntsman Petrochemical Corporation, Huntsman International Chemicals Corporation, Huntsman Polymers Holdings Corporation, Huntsman Expandable Polymers Company, LLC, Huntsman Polymers Corp. and Huntsman Chemical Company of Canada, Inc. (incorporated by reference to Exhibit 2.1 to our current report on Form 8-K filed on February 20, 2007)
2.2
Amended and Restated Asset Purchase Agreement dated June 22, 2007 among Flint Hills Resources, LP, Flint Hills Resources, LLC, Huntsman International LLC, Huntsman Petrochemical Corporation, Huntsman International Chemicals Corporation, Huntsman Polymers Holdings Corporation, Huntsman Expandable Polymers Company, LC, Huntsman Polymers Corp. and Huntsman Chemical Company of Canada, Inc. (incorporated by reference to Exhibit 2.1 to our current report on Form 8-K filed on June 25, 2007)
2.3
Agreement and Plan of Merger, dated as of June 26, 2007, among the Company, Basell AF and BI Acquisition Holdings Limited (incorporated by reference to Exhibit 2.1 to our current report on Form 8-K filed on June 27, 2007)
2.4
Agreement and Plan of Merger, dated as of July 12, 2007, among the Company, Hexion Specialty Chemicals, Inc. and Nimbus Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to our current report on Form 8-K filed on July 13, 2007)
3.1	*	Certificate of Formation of Huntsman International LLC
3.2	*	Limited Liability Company Agreement of Huntsman International LLC dated November 5, 2008
3.3		Articles of Incorporation of Airstar Corporation (incorporated by reference to Exhibit 3.9 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.4		Bylaws of Airstar Corporation (incorporated by reference to Exhibit 3.10 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.5	*	Certificate of Formation of Huntsman Advanced Materials Americas LLC
3.6	*	Limited Liability Company Agreement of Huntsman Advanced Materials Americas LLC
3.7
Certificate of Formation of Volcano Holdco 2 LLC (now known as Huntsman Advanced Materials LLC) (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-4 of Huntsman Advanced Materials LLC (File No. 333-115344))
3.8
Certificate of Amendment to Certificate of Formation of Volcano Holdco 2 LLC (now known as Huntsman Advanced Materials LLC (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-4 of Huntsman Advanced Materials LLC (File No. 333-115344)

Number		Description of Exhibits
3.9		Certificate of Amendment to Certificate of Formation of Huntsman Advanced Materials LLC (incorporated by reference to Exhibit 3.14 to our Registration Statement on Form S-4 (File No. 333-142207))
3.10
Third Amended and Restated Limited Liability Company Agreement of Huntsman Advanced Materials LLC (incorporated by reference to Exhibit 3.13 to our registration statement on Form S-4 (File No. 333-142207))
3.11		Articles of Incorporation of Huntsman Australia, Inc. (incorporated by reference to Exhibit 3.11 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.12		Bylaws of Huntsman Australia, Inc. (incorporated by reference to Exhibit 3.12 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.13		Articles of Incorporation of Huntsman Chemical Purchasing Corporation (incorporated by reference to Exhibit 3.19 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.14		Bylaws of Huntsman Chemical Purchasing Corporation (incorporated by reference to Exhibit 3.20 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.15
Articles of Restatement of the Articles of Incorporation of Huntsman Centennial Corporation (including the Amended and Restated Articles of Incorporation of Huntsman Enterprises, Inc.) (incorporated by reference to Exhibit 3.21 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.16
Bylaws of Huntsman Centennial Corporation (now known as Huntsman Enterprises, Inc.) (incorporated by reference to Exhibit 3.22 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.17	*	Certificate of Formation of Huntsman Ethyleneamines LLC
3.18	*	Limited Liability Company Agreement of Huntsman Ethyleneamines LLC
3.19	*	Certificate of Formation of Huntsman Fuels LLC
3.20	*	Limited Liability Company Agreement of Huntsman Fuels LLC
3.21		Certificate of Formation of Huntsman International Financial LLC (incorporated by reference to Exhibit 3.3 to our registration statement on Form S-4 (File No. 333-85141))
3.22
Certificate of Amendment to Certificate of Formation of Huntsman International Financial LLC (incorporated by reference to Exhibit 3.10 to our annual report on Form 10-K for the year ended December 31, 2000)
3.23
Limited Liability Company Agreement of Huntsman International Financial LLC dated June 18, 1999, as amended by the First Amendment dated June 19, 1999 (incorporated by reference to Exhibit 3.4 to our registration statement on Form S-4 (File No. 333-85141))
3.24	*	Certificate of Formation of Huntsman International Fuels LLC
3.25	*	Limited Liability Company Agreement of Huntsman International Fuels LLC
3.26		Certificate of Incorporation of Huntsman International Trading Corporation (incorporated by reference to Exhibit 3.46 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)

Number		Description of Exhibits
3.27		Bylaws of Huntsman International Trading Corporation (incorporated by reference to Exhibit 3.47 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.28
Articles of Incorporation of Huntsman Ethylene Corporation (now known as Huntsman MA Investment Corporation) (incorporated by reference to Exhibit 3.48 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.29
Articles of Amendment to the Articles of Incorporation of Huntsman Ethylene Corporation (now known as Huntsman MA Investment Corporation) (incorporated by reference to Exhibit 3.49 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.30
Bylaws of Huntsman Ethylene Corporation (now known as Huntsman MA Investment Corporation) (incorporated by reference to Exhibit 3.50 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.31		Articles of Incorporation of Huntsman MA Services Corporation (incorporated by reference to Exhibit 3.51 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.32		Bylaws of Huntsman MA Services Corporation (incorporated by reference to Exhibit 3.52 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.33	*	Certificate of Formation of Huntsman Petrochemical LLC
3.34	*	Limited Liability Company Agreement of Huntsman Petrochemical LLC
3.35		Articles of Incorporation of Huntsman Petrochemical Purchasing Corporation (incorporated by reference to Exhibit 3.61 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.36		Bylaws of Huntsman Petrochemical Purchasing Corporation (incorporated by reference to Exhibit 3.62 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.37		Articles of Incorporation of Huntsman Procurement Corporation (incorporated by reference to Exhibit 3.68 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.38		Bylaws of Huntsman Procurement Corporation (incorporated by reference to Exhibit 3.69 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.39	*	Certificate of Formation of Huntsman Propylene Oxide LLC
3.40	*	Limited Liability Company Agreement of Huntsman Propylene Oxide LLC
3.41		Certificate of Limited Partnership of Huntsman Purchasing, Ltd. (incorporated by reference to Exhibit 3.70 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.42		Amended Certificate of Limited Partnership of Huntsman Purchasing, Ltd. (incorporated by reference to Exhibit 3.71 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.43
Amended Agreement of Limited Partnership of Huntsman Purchasing, Ltd., dated January 1, 1999 (incorporated by reference to Exhibit 3.72 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)

Number	Description of Exhibits
3.44	First Amendment to Amended Agreement of Limited Partnership of Huntsman Purchasing, Ltd., dated January 1, 2000 (incorporated by reference to Exhibit 3.73 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.45	Articles of Incorporation of Polymer Materials, Inc. (incorporated by reference to Exhibit 3.87 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.46	Bylaws of Polymer Materials, Inc. (incorporated by reference to Exhibit 3.88 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.47	Memorandum of Association of Tioxide Americas Inc. (incorporated by reference to Exhibit 3.7 to our registration statement on Form S-4 (File No. 333-85141))
3.48	Articles of Association of Tioxide Americas Inc. (incorporated by reference to Exhibit 3.8 to our registration statement on Form S-4 (File No. 333-85141))
3.49	Memorandum of Association of Tioxide Group (incorporated by reference to Exhibit 3.5 to our registration statement on Form S-4 (File No. 333-85141))
3.50	Articles of Association of Tioxide Group (incorporated by reference to Exhibit 3.6 to our registration statement on Form S-4 (File No. 333-85141))
4.1
Indenture, dated as of September 30, 2003, among Huntsman LLC, the Guarantors party thereto and HSBC Bank USA, as Trustee, relating to the 11 5/8% Senior Secured Notes due 2010 (incorporated by reference to Exhibit 4.36 to Huntsman LLC's registration statement on Form S-4 filed on January 29, 2004 (File No. 333-112279))
4.2	Form of Unrestricted 11 5/8% Senior Secured Note due 2010 (included as Exhibit A-2 to Exhibit 4.1)
4.3	Form of Guarantee relating to the 11 5/8% Senior Secured Notes due 2010 (included as Exhibit E to Exhibit 4.1)
4.4
Indenture, dated as of June 22, 2004, among Huntsman LLC, the Guarantors party thereto and HSBC Bank USA, as Trustee, relating to the 11 1/2% Senior Notes due 2012 and Senior Floating Rate Notes due 2011 (incorporated by reference to Exhibit 4.1 to Huntsman LLC's quarterly report on Form 10-Q for the three months ended June 30, 2004, filed on August 16, 2004)
4.5	Form of Restricted Fixed Rate Note due 2012 (incorporated by reference to Exhibit A-1 to Exhibit 4.4 to our Annual Report on Form 10-K for the year ended December 31, 2009)
4.6	Form of Restricted Floating Rate Note due 2011 (included as Exhibit A-2 to Exhibit 4.4)
4.7	Form of Guarantee relating to the 11 1/2% Senior Notes due 2012 and Senior Floating Rate Notes due 2011 (included as Exhibit E to Exhibit 4.4)
4.8
Indenture, dated as of December 17, 2004, among Huntsman International LLC, as Issuer, the Guarantors named therein and Wells Fargo Bank, National Association, as Trustee, relating to the 7 3/8% Senior Subordinated Notes due 2015 (incorporated by reference to Exhibit 4.1 to our current report on Form 8-K filed on December 23, 2004)
4.9	Form of Restricted 7 3/8% Senior Subordinated Note denominated in dollars due 2015 (included as Exhibit A-1 to Exhibit 4.8)
4.10	Form of Unrestricted 7 3/8% Senior Subordinated Note denominated in dollars due 2015 (included as Exhibit A-3 to Exhibit 4.8)

Number	Description of Exhibits
4.11	Form of Guarantee (included as Exhibit E to Exhibit 4.8)
4.12
Registration Rights Agreement dated as of February 10, 2005, by and among the Company and the stockholders signatory thereto (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on February 16, 2005)
4.13
Form of stock certificate of Huntsman Corporation (incorporated by reference to Exhibit 4.68 to amendment No. 3 to our registration statement on Form S-1 filed on February 8, 2005 (File No. 333-120749))
4.14	Form of mandatory convertible preferred stock certificate of Huntsman Corporation (incorporated by reference to Exhibit A to Exhibit 3.01 to our current report on Form 8-K filed February 16, 2005)
4.15
Supplemental Indenture, dated as of July 11, 2005, among Huntsman LLC, the Guarantors named therein and HSBC Bank USA, National Association, as Trustee, relating to the 11 1/2% Huntsman LLC Senior Notes due 2012 and Huntsman LLC Senior Floating Rate Notes due 2011 (incorporated by reference to Exhibit 4.1 to Huntsman LLC's current report on Form 8-K filed on July 15, 2005)
4.16
Supplemental Indenture, dated as of July 13, 2005 among Huntsman LLC, the Guarantors named therein and HSBC Bank USA, National Association, as Trustee, relating to the 11 5/8% Huntsman LLC Senior Secured Notes due 2010 (incorporated by reference to Exhibit 4.2 to Huntsman LLC's current report on Form 8-K filed on July 15, 2005)
4.17
Supplemental Indenture dated August 16, 2005 to Indenture dated as December 17, 2004 by and among Huntsman International LLC, the guarantors named therein, and Wells Fargo Bank, National Association (as successor by consolidation to Wells Fargo Bank Minnesota, National Association), as trustee, relating to Huntsman International LLC's dollar denominated 7 3/8% Senior Subordinated Notes due 2015 and euro denominated 7 1/2% Senior Subordinated Notes due 2015 (incorporated by reference to Exhibit 4.4 to Huntsman International LLC's current report on Form 8-K filed on August 22, 2005)
4.18
Supplemental Indenture dated August 16, 2005, to Indenture dated as of September 30, 2003 by and among Huntsman International LLC (as successor to Huntsman LLC), the guarantors named therein, and HSBC Bank USA, National Association, as trustee, relating to Huntsman International LLC's 11 5/8% Senior Secured Notes due 2010, originally issued by Huntsman LLC (incorporated by reference to Exhibit 4.7 to Huntsman International LLC's current report on Form 8-K filed on August 22, 2005)
4.19
Supplemental Indenture dated August 16, 2005, to Indenture dated as of June 22, 2004 by and among Huntsman International LLC (as successor to Huntsman LLC), the guarantors named therein, and HSBC Bank USA, National Association, as trustee, relating to Huntsman International LLC's 11 1/2% Senior Notes due 2012 and Senior Floating Rate Notes due 2011, originally issued by Huntsman LLC (incorporated by reference to Exhibit 4.10 to Huntsman International LLC's current report on Form 8-K filed on August 22, 2005)
4.20
Form of Restricted Stock Agreement for Outside Directors, effective for grants prior to February 6, 2008 (incorporated by reference to Exhibit 4.7 to our registration statement on Form S-8 filed on February 10, 2006 (File No. 333-131729))
4.21
Form of Restricted Stock Unit Agreement for Outside Directors effective for grants prior to February 6, 2008 (incorporated by reference to Exhibit 4.8 of our registration statement on Form S-8 filed on February 10, 2006 (File No. 333-131729))

Number	Description of Exhibits
4.22	Indenture, dated as of November 13, 2006, among Huntsman International LLC, as Issuer, the Guarantors party thereto, and Wells Fargo Bank, National Association, as Trustee, relating to the $200,000,000 7 7/8% Senior Subordinated Notes due 2014 (incorporated by reference to Exhibit 4.1 to our quarterly report on Form 10-Q for the three months ended September 30, 2006, filed on November 14, 2006)
4.23	Form of Restricted 7 7/8% Senior Subordinated Note denominated in dollars due 2014 (included as Exhibit A-1 to Exhibit 4.24)
4.24	Form of Unrestricted 7 7/8% Senior Subordinated Note denominated in dollars due 2014 (included as Exhibit A-3 to Exhibit 4.24)
4.25
Exchange and Registration Rights Agreement, dated as of November 13, 2006, among Huntsman International LLC, as Issuer, the Guarantors party thereto, and the Purchasers as defined therein, relating to $200,000,000 aggregated principal amount of the 7 7/8% Senior Subordinated Notes due 2014 (incorporated by reference to Exhibit 4.2 to our quarterly report on Form 10-Q for the three months ended September 30, 2006, filed on November 14, 2006)
4.26
Amended and Restated Registration Rights Agreement dated July 12, 2007, among the Company, Huntsman Family Holdings Company LLC, MatlinPatterson Global Opportunities Partners, L.P., MatlinPatterson Global Opportunities Partners B, L.P., MatlinPatterson Global Opportunities Partners (Bermuda), L.P. and the other stockholders party thereto (incorporated by reference to Exhibit 4.1 to our current report on Form 8-K filed on July 13, 2007)
4.27	Form of Restricted Stock Agreement for Outside Directors (incorporated by reference to Exhibit 4.31 to our annual report on Form 10-K filed on February 22, 2008)
4.28	Form of Restricted Stock Unit Agreement for Outside Directors (incorporated by reference to Exhibit 4.32 to our annual report on Form 10-K filed on February 22, 2008)
4.29
Indenture, dated as of July 6, 2009, by and among Huntsman International LLC, the subsidiary guarantors named therein and Wilmington Trust FSB, a federal savings bank, as trustee (incorporated by reference to Exhibit 4.1 to our current report on Form 8-K filed on July 8, 2009)
4.30	Form of 5 1/2% Senior Note due 2016 (incorporated by reference to Exhibit 4.2 to our current report on Form 8-K filed on July 8, 2009)
4.31	Form of Guarantee (incorporated by reference to Exhibit 4.3 to our current report on Form 8-K filed on July 8, 2009)
4.32
Amended and Restated Indenture, dated as of September 10, 2009, by and among Huntsman International LLC, the subsidiary guarantors named therein and Wilmington Trust FSB, a federal savings bank, as trustee (incorporated by reference to Exhibit 4.1 to our current report on Form 8-K filed on September 14, 2009)
4.33
Indenture, dated as of March 17, 2010, by and among Huntsman International LLC, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to our current report on Form 8-K filed on March 19, 2010)
4.34	Form of 8 5/8% Senior Subordinated Note due 2020 (incorporated by reference to Exhibit A to the indenture filed as Exhibit 4.33)
4.35	Form of Guarantee (incorporated by reference to Exhibit E to the indenture filed as Exhibit 4.33)

Number		Description of Exhibits
5.1	**	Opinion and consent of Stoel Rives LLP as to the legality of the notes to be issued by Huntsman International LLC, and the guarantees to be issued by the guarantors in the exchange offer
5.2	*
Opinion and consent of Vinson & Elkins L.L.P. as to the legality of the guarantees to be issued by Huntsman Ethyleneamines LLC, Huntsman Fuels LLC., Huntsman International Fuels LLC and Huntsman Propylene Oxide LLC in the exchange offer
5.3	**	Opinion and consent of Walkers, Cayman Islands as to the legality of the guarantees to be issued by Tioxide Americas Inc. in the exchange offer
5.4	**	Opinion and consent of Dickinson Dees LLP as to the legality of the guarantees to be issued by Tioxide Group in the exchange offer
10.1
Aircraft Dry Lease, dated as of September 14, 2001, between Jstar Corporation and Airstar Corporation (incorporated by reference to Exhibit 10.10 to amendment No. 1 to the registration statement on Form S-4 of Huntsman LLC filed on February 11, 2004 (File No. 333-112279))
10.2
Business Consulting Agreement, dated as of June 3, 2003, between Huntsman International LLC and Jon M. Huntsman (incorporated by reference to Exhibit 10.41 to amendment No. 1 to the registration statement on Form S-4 of Huntsman International LLC (File No. 333-106482))
10.3
Huntsman Cost Reduction Incentive Plan and Form of Participation Agreement (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of HMP Equity Holdings Corporation filed on November 23, 2004)
10.4
Gift Agreement by and among Huntsman Group Inc. and the Jon and Karen Huntsman Foundation (incorporated by reference to Exhibit 10.17 to amendment No. 4 to our registration statement on Form S-1 filed on February 8, 2005 (File No. 333-120749))
10.5
Pledge, Assignment and Collateral Agency Agreement dated February 16, 2005 between the Company and Citibank, N.A. (incorporated by reference to Exhibit 10.18 to amendment No. 4 to our registration statement on Form S-1 filed on February 8, 2005 (File No. 333-120749))
10.6		Huntsman Corporation Stock Incentive Plan (incorporated by reference to Exhibit 10.19 to amendment No. 4 to our registration statement on Form S-1 filed on February 8, 2005 (File No. 333-120749))
10.7		Form of Nonqualified Stock Option Agreement (incorporated by reference to Exhibit 10.20 to amendment No. 4 to our registration statement on Form S-1 filed on February 8, 2005 (File No. 333-120749))
10.8
Form of Restricted Stock Agreement, effective for grants prior to February 6, 2008 (incorporated by reference to Exhibit 10.21 to amendment No. 4 to our registration statement on Form S-1 filed on February 8, 2005 (File No. 333-120749))
10.9		Form of Stock Appreciation Rights Agreement (incorporated by reference to Exhibit 10.22 to amendment No. 4 to our registration statement on Form S-1 filed on February 8, 2005 (File No. 333-120749))
10.10
Form of Phantom Share Agreement, effective for grants prior to February 6, 2008 (incorporated by reference to Exhibit 10.23 to amendment No. 4 to our registration statement on Form S-1 filed on February 8, 2005 (File No. 333-120749))

Number	Description of Exhibits
10.11	Form of Executive Severance Plan (as amended and restated) (incorporated by reference to Exhibit 10.24 to amendment No. 4 to our registration statement on Form S-1 filed on February 8, 2005 (File No. 333-120749))
10.12	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.25 to amendment No. 4 to our registration statement on Form S-1 filed on February 8, 2005 (File No. 333-120749))
10.13	Employment Agreement with Paul Hulme (incorporated by reference to Exhibit 10.24 to amendment No. 1 to our registration statement on Form S-1 dated January 6, 2005 (File No. 333-120749))
10.14	Employment Agreement with Anthony Hankins (incorporated by reference to Exhibit 10.27 to our registration statement on Form S-1 (File No. 333-120749))
10.15
Huntsman Supplemental Executive Retirement Plan, as amended through the sixth amendment, April 21, 2005 (incorporated by reference to Exhibit 10.1 to our quarterly report on Form 10-Q for the three-months ended March 31, 2005, filed on May 11, 2005)
10.16
Credit Agreement dated August 16, 2005 among Huntsman International LLC, Deutsche Bank AG New York Branch as Administrative Agent and the other financial institutions named therein (incorporated by reference to Exhibit 10.1 to Huntsman International LLC's current report on Form 8-K filed August 22, 2005)
10.17
Intercreditor Agreement dated August 16, 2005 among Deutsche Bank AG New York Branch as collateral agent and administrative agent under the above referenced credit agreement, and HSBC Bank USA, National Association as trustee under the indenture governing Huntsman International LLC's 11 5/8% Senior Secured Notes (incorporated by reference to Exhibit 10.2 to Huntsman International LLC's current report on Form 8-K filed August 22, 2005)
10.18
Second Amendment to Amended and Restated Pooling Agreement, dated August 16, 2005, among Huntsman Receivables France LLC, Huntsman (Europe), BVBA and J.P. Morgan Bank (incorporated by reference to Exhibit 10.4 to Huntsman International LLC's current report on Form 8-K filed on August 22, 2005)
10.19
Fourth Amendment to 2000-1 Supplement, dated August 16, 2005, among Huntsman Receivables Finance LLC, Huntsman (Europe), BVBA and J.P. Morgan (Ireland) Plc (incorporated by reference to Exhibit 10.5 to Huntsman International LLC's current report on Form 8-K filed on August 22, 2005)
10.20	Form of Non-qualified Stock Option Agreement for Outside Directors (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed November 8, 2005 (File No. 001-32427))
10.21	Amended and Restated Huntsman Supplemental Executive Retirement Plan (incorporated by reference to Exhibit 10.1 of our current report on Form 8-K filed December 30, 2005 (File No. 001-32427))
10.22	Huntsman Supplemental Executive MPP Plan (incorporated by reference to Exhibit 10.2 of our current report on Form 8-K filed December 30, 2005 (File No. 001-32427))
10.23	Amended and Restated Huntsman Supplemental Savings Plan (incorporated by reference to Exhibit 10.3 of our current report on Form 8-K filed December 30, 2005 (File No. 001-32427))
10.24	Huntsman Outside Directors Elective Deferral Plan (incorporated by reference to Exhibit 10.4 of our current report on Form 8-K filed December 30, 2005 (File No. 001-32427))

Number	Description of Exhibits
10.25	Second Amended and Restated Pooling Agreement, among Huntsman Receivables Finance LLC, Huntsman (Europe) BVBA and J.P. Morgan Bank (Ireland), as trustee, dated as of April 18, 2006 (incorporated by reference to Exhibit 10.1 to our quarterly report on Form 10-Q for the three months ended March 31, 2006, filed on May 9, 2006)
10.26
Amended and Restated 2000-1 Supplement to Second Amended and Restated Pooling Agreement, among Huntsman Receivables Finance LLC, Huntsman (Europe) BVBA, Jupiter Securitization Corporation, the several financial institutions party thereto as funding agents, the Series 2000-1 Conduit Purchasers party thereto, the several financial institutions party thereto as Series 2000-1 APA Banks, J.P.Morgan Securities Ltd., JPMorgan Chase Bank, N.A., and J.P.Morgan (Ireland) plc, as trustee, dated as of April 18, 2006 (incorporated by reference to Exhibit 10.2 to our quarterly report on Form 10-Q for the three months ended March 31, 2006, filed on May 9, 2006)
10.27
Amended and Restated Contribution Agreement, between Huntsman International LLC and Huntsman Receivables Finance LLC, dated as of April 18, 2006 (incorporated by reference to Exhibit 10.3 to our quarterly report on Form 10-Q for the three months ended March 31, 2006, filed on May 9, 2006)
10.28
Second Amended and Restated Servicing Agreement, dated as of April 18, 2006, among Huntsman Receivables Finance LLC, Huntsman (Europe) BVBA, the various affiliates of Huntsman International LLC party thereto as local servicers, J.P.Morgan Bank (Ireland), as Trustee, PricewaterhouseCoopers LLP, and Huntsman International LLC (incorporated by reference to Exhibit 10.4 to our quarterly report on Form 10-Q for the three months ended March 31, 2006, filed on May 9, 2006)
10.29
Consent and Second Amendment to Credit Agreement and Amendment to Security Documents, dated June 30, 2006, by and among Huntsman International LLC, as Borrower, Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent, and the other financial institutions party thereto (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on July 7, 2006)
10.30
Withdrawal of Originator, dated November 28, 2006, among Huntsman Receivables Finance LLC, Huntsman (Europe) BVBA, the various affiliates of Huntsman International LLC party thereto as local servicers, J.P.Morgan Bank (Ireland), as Trustee, PricewaterhouseCoopers LLP, and Huntsman International LLC (incorporated by reference to Exhibit 10.30 to our annual report on Form 10-K for the fiscal year ended December 31, 2006, filed on March 1, 2007)
10.31
Third Amendment to Credit Agreement dated April 19, 2007 by and among Huntsman International LLC, as Borrower, Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent, and the other financial institutions party thereto (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on April 23, 2007)
10.32	First Amendment to Huntsman Supplemental Executive Retirement Plan (incorporated by reference to Exhibit 10.32 to our annual report on Form 10-K filed on February 22, 2008)
10.33	First Amendment to Huntsman Supplemental Executive MPP Plan (incorporated by reference to Exhibit 10.33 to our annual report on Form 10-K filed on February 22, 2008)
10.34	First Amendment to Huntsman Supplemental Savings Plan (incorporated by reference to Exhibit 10.34 to our annual report on Form 10-K filed on February 22, 2008)
10.35	Second Amendment to Huntsman Supplemental Savings Plan (incorporated by reference to Exhibit 10.35 to our annual report on Form 10-K filed on February 22, 2008)

Number	Description of Exhibits
10.36	First Amendment to Huntsman Outside Directors Elective Deferral Plan (incorporated by reference to Exhibit 10.36 to our annual report on Form 10-K filed on February 22, 2008)
10.37	Form of Restricted Stock Agreement (incorporated by reference to Exhibit 10.37 to our annual report on Form 10-K filed on February 22, 2008)
10.38	Form of Phantom Share Agreement (incorporated by reference to Exhibit 10.38 to our annual report on Form 10-K filed on February 22, 2008)
10.39
Huntsman Corporation's Acceptance of Backstop Commitment dated October 26, 2008, among the Company and certain stockholders (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on October 28, 2008)
10.40
Second Amendment to the Second Amended and Restated Pooling Agreement, among Huntsman Receivables Finance LLC, Huntsman (Europe) BVBA, the Series 2000-1 conduit purchasers party thereto, the several financial institutions party thereto as Series 2000-1 APA banks, the several financial institutions party thereto as funding agents, JPMorgan Chase Bank, N.A. as administrative agent and BNY Financial Services plc, the successor to J.P. Morgan Bank (Ireland) plc, as trustee, The Bank of New York Mellon, and JPMorgan Chase Bank, N.A., dated as of November 13, 2008 (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on November 19, 2008)
10.41
Second Amended and Restated 2000-1 Supplement to Second Amended and Restated Pooling Agreement, among Huntsman Receivables Finance LLC, Huntsman (Europe) BVBA, the several financial institutions party thereto as funding agents, the Series 2000-1 Conduit Purchasers party thereto, the several financial institutions party thereto as Series 2000-1 APA Banks, J.P.Morgan Securities Ltd., JPMorgan Chase Bank, N.A., and BNY Financial Services plc, the successor to J.P.Morgan (Ireland) plc, as trustee, dated as of November 13, 2008 (incorporated by reference to Exhibit 10.2 to our current report on Form 8-K filed on November 19, 2008)
10.42
Amendment to the Second Amended and Restated Servicing Agreement, among Huntsman Receivables Finance LLC, Huntsman (Europe) BVBA, the various affiliates of Huntsman International LLC party thereto as local servicers, Huntsman International LLC, as servicer guarantor, BNY Financial Services plc, the successor to J.P.Morgan Bank (Ireland), as trustee, and PricewaterhouseCoopers LLP, as liquidation servicer, dated as of November 13, 2008 (incorporated by reference to Exhibit 10.3 to our current report on Form 8-K filed on November 19, 2008)
10.43
Settlement Agreement and Release, dated December 14, 2008, among Huntsman Corporation, Jon M. Huntsman, Peter R. Huntsman, Hexion Specialty Chemicals, Inc., Hexion LLC, Nimbus Merger Sub, Inc., Craig O. Morrison, Leon Black, Joshua J. Harris and Apollo Global Management, LLC and certain of its affiliates (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on December 15, 2008)
10.44
Letter Agreement, dated December 14, 2008, among Huntsman Corporation, Jon M. Huntsman, Peter R. Huntsman, Hexion Specialty Chemicals, Inc., Hexion LLC, Nimbus Merger Sub, Inc., Craig O. Morrison, Leon Black, Joshua J. Harris and Apollo Global Management, LLC and certain of its affiliates (incorporated by reference to Exhibit 10.2 to our current report on Form 8-K filed on December 15, 2008)
10.45
Note Purchase Agreement, dated December 23, 2008, by and among Huntsman Corporation and Apollo Investment Fund VI, L.P. and certain of its affiliates (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on December 23, 2008)

Number	Description of Exhibits
10.46	Registration Rights Agreement, dated December 23, 2008, by and among Huntsman Corporation and Apollo Investment Fund VI, L.P. and certain of its affiliates (incorporated by reference to Exhibit 10.2 to our current report on Form 8-K filed on December 23, 2008)
10.47
Voting and Standstill Agreement, dated December 23, 2008, by and among Huntsman Corporation and Apollo Investment Fund VI, L.P. and certain of its affiliates (incorporated by reference to Exhibit 10.3 to our current report on Form 8-K filed on December 23, 2008)
10.48
Waiver to Credit Agreement dated April 16, 2009 among Huntsman International LLC and the Revolving Lenders party thereto (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on April 17, 2009)
10.49	Letter Agreement, dated June 15, 2009, among Huntsman Polyurethanes (UK) Ltd. and Paul G. Hulme (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on June 17, 2009)
10.50
Agreement of Compromise and Settlement, dated as of June 22, 2009, by and among Huntsman Corporation and Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc. (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on June 23, 2009)
10.51
Form of Note Purchase Agreement, dated as of June 22, 2009, by and among Huntsman International LLC and Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc. (incorporated by reference to Exhibit 10.2 to our current report on Form 8-K filed on June 23, 2009)
10.52
Fourth Amendment to Credit Agreement, dated as of June 22, 2009, by and among Huntsman International LLC and Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc. (incorporated by reference to Exhibit 10.3 to our current report on Form 8-K filed on June 23, 2009)
10.53
Form of Registration Rights Agreement dated as of June 23, 2009, by and among Huntsman International LLC, the subsidiary guarantors party thereto and Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc. (incorporated by reference to Exhibit 10.4 to our current report on Form 8-K filed on June 23, 2009)
10.54
Voting Agreement, dated as of June 22, 2009, by and among Huntsman International LLC, Deutsche Bank AG New York Branch and Credit Suisse, Cayman Islands Branch (incorporated by reference to Exhibit 10.5 to our current report on Form 8-K filed on June 23, 2009)
10.55
Asset and Equity Purchase Agreement dated as of August 28, 2009 by and among Tronox Incorporated, a Delaware corporation, Tronox LLC, a Delaware limited liability company, Tronox Pigments (Savannah) Inc., a Georgia corporation, Tronox Worldwide LLC, a Delaware limited liability company, Tronox Western Australia Pty. Ltd., a Western Australia company, Tronox Pigments (Netherlands) B.V., a Dutch limited liability company, Huntsman Pigments LLC, a Delaware limited liability company, Huntsman Australia R&D Company Pty. Ltd., an Australian company and Huntsman Corporation, a Delaware corporation (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on August 31, 2009)

Number		Description of Exhibits
10.56		U.S. Receivables Loan Agreement dated as of October 16, 2009 among Huntsman Receivables Finance II LLC, Huntsman (Europe) BVBA, the several entities party thereto as lenders, the several financial institutions party thereto as funding agents, the several commercial paper conduits party thereto as conduit lenders, the several financial institutions party thereto as committed lenders, Wachovia Bank National Association, as administrative agent, and Wachovia Bank National Association, as collateral Agent (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on October 22, 2009)
10.57
U.S. Contribution Agreement dated as of October 16, 2009 between Huntsman International LLC and Huntsman Receivables Finance II LLC (incorporated by reference to Exhibit 10.2 to our current report on Form 8-K filed on October 22, 2009)
10.58
European Receivables Loan Agreement dated as of October 16, 2009 between Huntsman Receivables Finance LLC, Huntsman (Europe) BVBA, the several entities party thereto as lenders, the several financial institutions party thereto as funding agents, Barclays Bank Plc, as administrative agent, and Barclays Bank Plc, as collateral agent (incorporated by reference to Exhibit 10.3 to our current report on Form 8-K filed on October 22, 2009)
10.59
European Contribution Agreement dated as of October 16, 2009 between Huntsman International LLC and Huntsman Receivables Finance LLC (incorporated by reference to Exhibit 10.4 to our current report on Form 8-K filed on October 22, 2009)
10.60
Separation and Release Agreement, dated December 28, 2009, between Huntsman Corporation and Samuel D. Scruggs (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on December 28, 2009)
10.61
Fifth Amendment to Credit Agreement, dated as of March 9, 2010, by and among Huntsman International LLC, JPMorgan Chase Bank, N.A. and the other financial institutions party thereto (incorporated by reference to Exhibit 10.1 to our quarterly report on Form 10-Q for the quarter ended March 31, 2010)
10.62
Exchange and Registration Rights Agreement, dated as of March 17, 2010, among Huntsman International LLC, as Issuer, the Guarantors party thereto, and the Purchasers as defined therein, relating to $350,000,000 aggregated principal amount of the 8 5/8% Senior Subordinated Notes due 2020 (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on March 19, 2010)
10.63
Sworn Statement in Proof of Loss and Full and Final Settlement, Release, and Indemnity Agreement, dated as of May 14, 2010, by and among Huntsman Corporation, International Risk Insurance Company and the reinsurance carriers specified therein (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K filed by Huntsman Corporation on May 19, 2010)
12.1	*	Statement re Computation of Ratio of Earnings to Fixed Charges
21.1		Subsidiaries of Huntsman International LLC (incorporated by reference to Exhibit 21.1 to our annual report on Form 10-K for the year ended December 31, 2009)
23.1	*	Consent of Deloitte & Touche LLP
23.2	**	Consent of Stoel Rives LLP (included in Exhibit 5.1)
23.3	*	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.2)
23.4	**	Consent of Walkers, Cayman Islands (included in Exhibit 5.3)
23.5	**	Consent of Dickinson Dees LLP (included in Exhibit 5.4)

Number		Description of Exhibits
24.1	*	Powers of Attorney (included in the Signature Pages)
25.1	*	Form T-1 Statement of Eligibility of Wells Fargo Bank, N.A. to act as Trustee under the Indenture
99.1	*	Form of Letter of Transmittal
99.2	*	Letter to Brokers
99.3	*	Letter to Clients
99.4	*	Notice of Guaranteed Delivery

*
Filed previously.

**
Filed herewith.

 SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Salt Lake City, state of Utah, on the 30th day of July, 2010.

HUNTSMAN INTERNATIONAL LLC
By:	* Jon M. Huntsman Executive Chairman of the Board of Managers and Manager

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 30th day of July, 2010:

	Name	Capacities

	* Jon M. Huntsman	Executive Chairman of the Board of Managers and Manager
	* Peter R. Huntsman	President, Chief Executive Officer and Manager (Principal Executive Officer)
	/s/ J. KIMO ESPLIN J. Kimo Esplin	Executive Vice President, Chief Financial Officer and Manager (Principal Financial Officer)
	* James R. Moore	Executive Vice President, General Counsel, Corporate Compliance Officer, Secretary and Manager
	* L. Russell Healy	Vice President and Controller (Principal Accounting Officer)
*By:	/s/ J. KIMO ESPLIN
J. Kimo Esplin Attorney-in-Fact

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Salt Lake City, state of Utah, on the 30th day of July, 2010.

AIRSTAR CORPORATION
By:	* Peter R. Huntsman President, Chief Executive Officer and Director

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 30th day of July, 2010:

Name		Capacities

* Jon M. Huntsman		Executive Chairman of the Board of Directors and Director
* Peter R. Huntsman		President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ J. KIMO ESPLIN J. Kimo Esplin		Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer)
*By:	/s/ J. KIMO ESPLIN
J. Kimo Esplin Attorney-in-Fact

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Salt Lake City, state of Utah, on the 30th day of July, 2010.

HUNTSMAN ADVANCED MATERIALS AMERICAS LLC
By:	* Peter R. Huntsman President, Chief Executive Officer and Manager

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 30th day of July, 2010:

Name		Capacities

* Jon M. Huntsman		Executive Chairman of the Board of Managers and Manager
* Peter R. Huntsman		President, Chief Executive Officer and Manager (Principal Executive Officer)
/s/ J. KIMO ESPLIN J. Kimo Esplin		Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
*By:	/s/ J. KIMO ESPLIN
J. Kimo Esplin Attorney-in-Fact

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Salt Lake City, state of Utah, on the 30th day of July, 2010.

HUNTSMAN ADVANCED MATERIALS LLC
By:	* Peter R. Huntsman President, Chief Executive Officer and Manager

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 30th day of July, 2010:

	Name	Capacities

	* Jon M. Huntsman	Executive Chairman of the Board of Managers and Manager
	* Peter R. Huntsman	President, Chief Executive Officer and Manager (Principal Executive Officer)
	/s/ J. KIMO ESPLIN J. Kimo Esplin	Executive Vice President, Chief Financial Officer and Manager (Principal Financial Officer)
	* James R. Moore	Executive Vice President, General Counsel, Secretary and Manager
	* L. Russell Healy	Vice President and Controller (Principal Accounting Officer)
*By:	/s/ J. KIMO ESPLIN
J. Kimo Esplin Attorney-in-Fact

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Salt Lake City, state of Utah, on the 30th day of July, 2010.

HUNTSMAN AUSTRALIA INC.
By:	* Peter R. Huntsman President, Chief Executive Officer and Director

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 30th day of July, 2010:

Name		Capacities

* Jon M. Huntsman		Executive Chairman of the Board of Directors and Director
* Peter R. Huntsman		President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ J. KIMO ESPLIN J. Kimo Esplin		Executive Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer)
*By:	/s/ J. KIMO ESPLIN
J. Kimo Esplin Attorney-in-Fact

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Salt Lake City, state of Utah, on the 30th day of July, 2010.

HUNTSMAN CHEMICAL PURCHASING CORPORATION
By:	* Peter R. Huntsman President, Chief Executive Officer and Director

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 30th day of July, 2010:

Name		Capacities

* Jon M. Huntsman		Director
* Peter R. Huntsman		President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ J. KIMO ESPLIN J. Kimo Esplin		Executive Vice President and Chief Financial Officer (Principal Financial Officer)
* L. Russell Healy		Vice President and Controller (Principal Accounting Officer)
*By:	/s/ J. KIMO ESPLIN
J. Kimo Esplin Attorney-in-Fact

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Salt Lake City, state of Utah, on the 30th day of July, 2010.

HUNTSMAN ENTERPRISES, INC.
By:	* Peter R. Huntsman President, Chief Executive Officer and Director

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 30th day of July, 2010:

	Name	Capacities

	* Jon M. Huntsman	Executive Chairman of the Board of Directors and Director
	* Peter R. Huntsman	President, Chief Executive Officer and Director (Principal Executive Officer)
	/s/ J. KIMO ESPLIN J. Kimo Esplin	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)
	* James R. Moore	Executive Vice President, General Counsel, Secretary and Director
	* L. Russell Healy	Vice President and Controller (Principal Accounting Officer)
*By:	/s/ J. KIMO ESPLIN
J. Kimo Esplin Attorney-in-Fact

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Salt Lake City, state of Utah, on the 30th day of July, 2010.

HUNTSMAN ETHYLENEAMINES LLC
By:	* Daniele Ferrari President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 30th day of July, 2010:

Name		Capacities

* Duncan Emerson		Manager
* Stephen E. Milkowski		Manager
* Daniele Ferrari		President (Principal Executive Officer)
/s/ J. KIMO ESPLIN J. Kimo Esplin		Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
*By:	/s/ J. KIMO ESPLIN
J. Kimo Esplin Attorney-in-Fact

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Salt Lake City, state of Utah, on the 30th day of July, 2010.

HUNTSMAN FUELS LLC
By:	* Daniele Ferrari President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 30th day of July, 2010:

Name		Capacities

* Anthony P. Hankins		Manager
* Steve Hostetter		Manager
* Daniele Ferrari		President (Principal Executive Officer)
* John R. Heskett		Vice President, Planning and Treasurer (Principal Financial and Accounting Officer)
*By:	/s/ J. KIMO ESPLIN
J. Kimo Esplin Attorney-in-Fact

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Salt Lake City, state of Utah, on the 30th day of July, 2010.

HUNTSMAN INTERNATIONAL FINANCIAL LLC
By:	* Peter R. Huntsman President, Chief Executive Officer and Manager

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 30th day of July, 2010:

Name		Capacities

* Jon M. Huntsman		Executive Chairman of the Board of Managers and Manager
* Peter R. Huntsman		President, Chief Executive Officer and Manager (Principal Executive Officer)
/s/ J. KIMO ESPLIN J. Kimo Esplin		Executive Vice President and Chief Financial Officer (Principal Financial Officer)
* L. Russell Healy		Vice President and Controller (Principal Accounting Officer)
*By:	/s/ J. KIMO ESPLIN
J. Kimo Esplin Attorney-in-Fact

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Salt Lake City, state of Utah, on the 30th day of July, 2010.

HUNTSMAN INTERNATIONAL FUELS LLC
By:	* Anthony P. Hankins President and Manager

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 30th day of July, 2010:

Name		Capacities

* Anthony P. Hankins		President and Manager (Principal Executive Officer)
* Steve Hostetter		Manager
/s/ J. KIMO ESPLIN J. Kimo Esplin		Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
*By:	/s/ J. KIMO ESPLIN
J. Kimo Esplin Attorney-in-Fact

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Salt Lake City, state of Utah, on the 30th day of July, 2010.

HUNTSMAN INTERNATIONAL TRADING CORPORATION
By:	* Peter R. Huntsman President, Chief Executive Officer and Director

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 30th day of July, 2010:

Name		Capacities

* Jon M. Huntsman		Executive Chairman of the Board of Directors and Director
* Peter R. Huntsman		President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ J. KIMO ESPLIN J. Kimo Esplin		Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
*By:	/s/ J. KIMO ESPLIN
J. Kimo Esplin Attorney-in-Fact

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Salt Lake City, state of Utah, on the 30th day of July, 2010.

HUNTSMAN MA INVESTMENT CORPORATION
By:	* Peter R. Huntsman President, Chief Executive Officer and Director

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 30th day of July, 2010:

Name		Capacities

* Jon M. Huntsman		Executive Chairman of the Board of Directors and Director
Peter R. Huntsman		President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ J. KIMO ESPLIN J. Kimo Esplin		Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
*By:	/s/ J. KIMO ESPLIN
J. Kimo Esplin Attorney-in-Fact

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Salt Lake City, state of Utah, on the 30th day of July, 2010.

HUNTSMAN MA SERVICES CORPORATION
By:	* Peter R. Huntsman President, Chief Executive Officer and Director

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 30th day of July, 2010:

Name		Capacities

* Jon M. Huntsman		Executive Chairman of the Board of Directors and Director
* Peter R. Huntsman		President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ J. KIMO ESPLIN J. Kimo Esplin		Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
*By:	/s/ J. KIMO ESPLIN
J. Kimo Esplin Attorney-in-Fact

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Salt Lake City, state of Utah, on the 30th day of July, 2010.

HUNTSMAN PETROCHEMICAL LLC
By:	* Peter R. Huntsman President, Chief Executive Officer and Manager

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 30th day of July, 2010:

Name		Capacities

* Jon M. Huntsman		Executive Chairman of the Board of Managers and Manager
* Peter R. Huntsman		President, Chief Executive Officer and Manager (Principal Executive Officer)
/s/ J. KIMO ESPLIN J. Kimo Esplin		Executive Vice President and Chief Financial Officer (Principal Financial Officer)
* L. Russell Healy		Vice President and Controller (Principal Accounting Officer)
*By:	/s/ J. KIMO ESPLIN
J. Kimo Esplin Attorney-in-Fact

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Salt Lake City, state of Utah, on the 30th day of July, 2010.

HUNTSMAN PETROCHEMICAL PURCHASING CORPORATION
By:	* Peter R. Huntsman President, Chief Executive Officer and Director

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 30th day of July, 2010:

Name		Capacities

* Jon M. Huntsman		Executive Chairman of the Board of Directors and Director
* Peter R. Huntsman		President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ J. KIMO ESPLIN J. Kimo Esplin		Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
*By:	/s/ J. KIMO ESPLIN
J. Kimo Esplin Attorney-in-Fact

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Salt Lake City, state of Utah, on the 30th day of July, 2010.

HUNTSMAN PROCUREMENT CORPORATION
By:	* Peter R. Huntsman President, Chief Executive Officer and Director

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 30th day of July, 2010:

Name		Capacities

* Jon M. Huntsman		Executive Chairman of the Board of Directors and Director
* Peter R. Huntsman		President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ J. KIMO ESPLIN J. Kimo Esplin		Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
*By:	/s/ J. KIMO ESPLIN
J. Kimo Esplin Attorney-in-Fact

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Salt Lake City, state of Utah, on the 30th day of July, 2010.

HUNTSMAN PROPYLENE OXIDE LLC
By:	* Peter R. Huntsman President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 30th day of July, 2010:

	Name	Capacities

	* Peter R. Huntsman	President and Chief Executive Officer (Principal Executive Officer)
	/s/ J. KIMO ESPLIN J. Kimo Esplin	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
	* Anthony P. Hankins	Division President, Polyurethanes and Manager
	* Steve Hostetter	Manager
	* L. Russell Healy	Vice President and Controller (Principal Accounting Officer)
*By:	/s/ J. KIMO ESPLIN
J. Kimo Esplin Attorney-in-Fact

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Salt Lake City, state of Utah, on the 30th day of July, 2010.

HUNTSMAN PURCHASING, LTD.
By:	HUNTSMAN PROCUREMENT CORPORATION, its General Partner
By:	* Peter R. Huntsman President, Chief Executive Officer and Director

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 30th day of July, 2010:

Name		Capacities

* Jon M. Huntsman		Executive Chairman of the Board of Directors and Director of General Partner
* Peter R. Huntsman		President, Chief Executive Officer and Director of General Partner (Principal Executive Officer)
/s/ J. KIMO ESPLIN J. Kimo Esplin		Executive Vice President and Chief Financial Officer of General Partner (Principal Financial and Accounting Officer)
*By:	/s/ J. KIMO ESPLIN
J. Kimo Esplin Attorney-in-Fact

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Salt Lake City, state of Utah, on the 30th day of July, 2010.

POLYMER MATERIALS INC.
By:	* Peter R. Huntsman President, Chief Executive Officer and Director

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 30th day of July, 2010:

	Name	Capacities

	* Jon M. Huntsman	Executive Chairman of the Board of Directors and Director
	* Peter R. Huntsman	President, Chief Executive Officer and Director (Principal Executive Officer)
	/s/ J. KIMO ESPLIN J. Kimo Esplin	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)
	* James R. Moore	Executive Vice President, General Counsel, Secretary and Director
	* L. Russell Healy	Vice President and Controller (Principal Accounting Officer)
*By:	/s/ J. KIMO ESPLIN
J. Kimo Esplin Attorney-in-Fact

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Salt Lake City, state of Utah, on the 30th day of July, 2010.

TIOXIDE AMERICAS INC.
By:	* Peter R. Huntsman President, Chief Executive Officer and Director

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 30th day of July, 2010:

Name		Capacities

* Peter R. Huntsman		President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ J. KIMO ESPLIN J. Kimo Esplin		Director (Principal Financial Officer)
* L. Russell Healy		Vice President, Controller and Director (Principal Accounting Officer)
*By:	/s/ J. KIMO ESPLIN
J. Kimo Esplin Attorney-in-Fact

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Salt Lake City, state of Utah, on the 30th day of July, 2010.

TIOXIDE GROUP
By:	* Peter R. Huntsman Director

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 30th day of July, 2010:

	Name	Capacities

	* Peter R. Huntsman	Director (Principal Executive Officer)
	/s/ J. KIMO ESPLIN J. Kimo Esplin	Director
	* Thomas G. Fisher	Director
	* Michael C. Dixon	The Controller and Director (Principal Financial and Accounting Officer)
	* L. Russell Healy	Director
*By:	/s/ J. KIMO ESPLIN
J. Kimo Esplin Attorney-in-Fact

 EXHIBIT INDEX

Number		Description of Exhibits
1.1		Underwriting Agreement, dated as of August 2, 2007, by and among the Company, MatlinPatterson Global Opportunities Partners L.P., MatlinPatterson Global Opportunities Partners B, L.P., MatlinPatterson Global Opportunities Partners (Bermuda) L.P. and Credit Suisse Securities (USA) LLC (incorporated by reference to Exhibit 1.1 to our current report on Form 8-K filed on August 6, 2007)
2.1
Asset Purchase Agreement, dated February 15, 2007 among Flint Hills Resources, LLC, Huntsman International LLC, Huntsman Petrochemical Corporation, Huntsman International Chemicals Corporation, Huntsman Polymers Holdings Corporation, Huntsman Expandable Polymers Company, LLC, Huntsman Polymers Corp. and Huntsman Chemical Company of Canada, Inc. (incorporated by reference to Exhibit 2.1 to our current report on Form 8-K filed on February 20, 2007)
2.2
Amended and Restated Asset Purchase Agreement dated June 22, 2007 among Flint Hills Resources, LP, Flint Hills Resources, LLC, Huntsman International LLC, Huntsman Petrochemical Corporation, Huntsman International Chemicals Corporation, Huntsman Polymers Holdings Corporation, Huntsman Expandable Polymers Company, LC, Huntsman Polymers Corp. and Huntsman Chemical Company of Canada, Inc. (incorporated by reference to Exhibit 2.1 to our current report on Form 8-K filed on June 25, 2007)
2.3
Agreement and Plan of Merger, dated as of June 26, 2007, among the Company, Basell AF and BI Acquisition Holdings Limited (incorporated by reference to Exhibit 2.1 to our current report on Form 8-K filed on June 27, 2007)
2.4
Agreement and Plan of Merger, dated as of July 12, 2007, among the Company, Hexion Specialty Chemicals, Inc. and Nimbus Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to our current report on Form 8-K filed on July 13, 2007)
3.1	*	Certificate of Formation of Huntsman International LLC
3.2	*	Limited Liability Company Agreement of Huntsman International LLC dated November 5, 2008
3.3		Articles of Incorporation of Airstar Corporation (incorporated by reference to Exhibit 3.9 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.4		Bylaws of Airstar Corporation (incorporated by reference to Exhibit 3.10 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.5	*	Certificate of Formation of Huntsman Advanced Materials Americas LLC
3.6	*	Limited Liability Company Agreement of Huntsman Advanced Materials Americas LLC
3.7
Certificate of Formation of Volcano Holdco 2 LLC (now known as Huntsman Advanced Materials LLC) (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-4 of Huntsman Advanced Materials LLC (File No. 333-115344))
3.8
Certificate of Amendment to Certificate of Formation of Volcano Holdco 2 LLC (now known as Huntsman Advanced Materials LLC (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-4 of Huntsman Advanced Materials LLC (File No. 333-115344)

Number		Description of Exhibits
3.9		Certificate of Amendment to Certificate of Formation of Huntsman Advanced Materials LLC (incorporated by reference to Exhibit 3.14 to our Registration Statement on Form S-4 (File No. 333-142207))
3.10
Third Amended and Restated Limited Liability Company Agreement of Huntsman Advanced Materials LLC (incorporated by reference to Exhibit 3.13 to our registration statement on Form S-4 (File No. 333-142207))
3.11		Articles of Incorporation of Huntsman Australia, Inc. (incorporated by reference to Exhibit 3.11 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.12		Bylaws of Huntsman Australia, Inc. (incorporated by reference to Exhibit 3.12 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.13		Articles of Incorporation of Huntsman Chemical Purchasing Corporation (incorporated by reference to Exhibit 3.19 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.14		Bylaws of Huntsman Chemical Purchasing Corporation (incorporated by reference to Exhibit 3.20 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.15
Articles of Restatement of the Articles of Incorporation of Huntsman Centennial Corporation (including the Amended and Restated Articles of Incorporation of Huntsman Enterprises, Inc.) (incorporated by reference to Exhibit 3.21 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.16
Bylaws of Huntsman Centennial Corporation (now known as Huntsman Enterprises, Inc.) (incorporated by reference to Exhibit 3.22 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.17	*	Certificate of Formation of Huntsman Ethyleneamines LLC
3.18	*	Limited Liability Company Agreement of Huntsman Ethyleneamines LLC
3.19	*	Certificate of Formation of Huntsman Fuels LLC
3.20	*	Limited Liability Company Agreement of Huntsman Fuels LLC
3.21		Certificate of Formation of Huntsman International Financial LLC (incorporated by reference to Exhibit 3.3 to our registration statement on Form S-4 (File No. 333-85141))
3.22
Certificate of Amendment to Certificate of Formation of Huntsman International Financial LLC (incorporated by reference to Exhibit 3.10 to our annual report on Form 10-K for the year ended December 31, 2000)
3.23
Limited Liability Company Agreement of Huntsman International Financial LLC dated June 18, 1999, as amended by the First Amendment dated June 19, 1999 (incorporated by reference to Exhibit 3.4 to our registration statement on Form S-4 (File No. 333-85141))
3.24	*	Certificate of Formation of Huntsman International Fuels LLC
3.25	*	Limited Liability Company Agreement of Huntsman International Fuels LLC
3.26		Certificate of Incorporation of Huntsman International Trading Corporation (incorporated by reference to Exhibit 3.46 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)

Number		Description of Exhibits
3.27		Bylaws of Huntsman International Trading Corporation (incorporated by reference to Exhibit 3.47 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.28
Articles of Incorporation of Huntsman Ethylene Corporation (now known as Huntsman MA Investment Corporation) (incorporated by reference to Exhibit 3.48 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.29
Articles of Amendment to the Articles of Incorporation of Huntsman Ethylene Corporation (now known as Huntsman MA Investment Corporation) (incorporated by reference to Exhibit 3.49 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.30
Bylaws of Huntsman Ethylene Corporation (now known as Huntsman MA Investment Corporation) (incorporated by reference to Exhibit 3.50 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.31		Articles of Incorporation of Huntsman MA Services Corporation (incorporated by reference to Exhibit 3.51 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.32		Bylaws of Huntsman MA Services Corporation (incorporated by reference to Exhibit 3.52 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.33	*	Certificate of Formation of Huntsman Petrochemical LLC
3.34	*	Limited Liability Company Agreement of Huntsman Petrochemical LLC
3.35		Articles of Incorporation of Huntsman Petrochemical Purchasing Corporation (incorporated by reference to Exhibit 3.61 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.36		Bylaws of Huntsman Petrochemical Purchasing Corporation (incorporated by reference to Exhibit 3.62 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.37		Articles of Incorporation of Huntsman Procurement Corporation (incorporated by reference to Exhibit 3.68 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.38		Bylaws of Huntsman Procurement Corporation (incorporated by reference to Exhibit 3.69 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.39	*	Certificate of Formation of Huntsman Propylene Oxide LLC
3.40	*	Limited Liability Company Agreement of Huntsman Propylene Oxide LLC
3.41		Certificate of Limited Partnership of Huntsman Purchasing, Ltd. (incorporated by reference to Exhibit 3.70 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.42		Amended Certificate of Limited Partnership of Huntsman Purchasing, Ltd. (incorporated by reference to Exhibit 3.71 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.43
Amended Agreement of Limited Partnership of Huntsman Purchasing, Ltd., dated January 1, 1999 (incorporated by reference to Exhibit 3.72 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)

Number	Description of Exhibits
3.44	First Amendment to Amended Agreement of Limited Partnership of Huntsman Purchasing, Ltd., dated January 1, 2000 (incorporated by reference to Exhibit 3.73 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.45	Articles of Incorporation of Polymer Materials, Inc. (incorporated by reference to Exhibit 3.87 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.46	Bylaws of Polymer Materials, Inc. (incorporated by reference to Exhibit 3.88 to the Registration Statement on Form S-4 of Huntsman LLC (File No. 333-112279)
3.47	Memorandum of Association of Tioxide Americas Inc. (incorporated by reference to Exhibit 3.7 to our registration statement on Form S-4 (File No. 333-85141))
3.48	Articles of Association of Tioxide Americas Inc. (incorporated by reference to Exhibit 3.8 to our registration statement on Form S-4 (File No. 333-85141))
3.49	Memorandum of Association of Tioxide Group (incorporated by reference to Exhibit 3.5 to our registration statement on Form S-4 (File No. 333-85141))
3.50	Articles of Association of Tioxide Group (incorporated by reference to Exhibit 3.6 to our registration statement on Form S-4 (File No. 333-85141))
4.1
Indenture, dated as of September 30, 2003, among Huntsman LLC, the Guarantors party thereto and HSBC Bank USA, as Trustee, relating to the 11 5/8% Senior Secured Notes due 2010 (incorporated by reference to Exhibit 4.36 to Huntsman LLC's registration statement on Form S-4 filed on January 29, 2004 (File No. 333-112279))
4.2	Form of Unrestricted 11 5/8% Senior Secured Note due 2010 (included as Exhibit A-2 to Exhibit 4.1)
4.3	Form of Guarantee relating to the 11 5/8% Senior Secured Notes due 2010 (included as Exhibit E to Exhibit 4.1)
4.4
Indenture, dated as of June 22, 2004, among Huntsman LLC, the Guarantors party thereto and HSBC Bank USA, as Trustee, relating to the 11 1/2% Senior Notes due 2012 and Senior Floating Rate Notes due 2011 (incorporated by reference to Exhibit 4.1 to Huntsman LLC's quarterly report on Form 10-Q for the three months ended June 30, 2004, filed on August 16, 2004)
4.5	Form of Restricted Fixed Rate Note due 2012 (incorporated by reference to Exhibit A-1 to Exhibit 4.4 to our Annual Report on Form 10-K for the year ended December 31, 2009)
4.6	Form of Restricted Floating Rate Note due 2011 (included as Exhibit A-2 to Exhibit 4.4)
4.7	Form of Guarantee relating to the 11 1/2% Senior Notes due 2012 and Senior Floating Rate Notes due 2011 (included as Exhibit E to Exhibit 4.4)
4.8
Indenture, dated as of December 17, 2004, among Huntsman International LLC, as Issuer, the Guarantors named therein and Wells Fargo Bank, National Association, as Trustee, relating to the 7 3/8% Senior Subordinated Notes due 2015 (incorporated by reference to Exhibit 4.1 to our current report on Form 8-K filed on December 23, 2004)
4.9	Form of Restricted 7 3/8% Senior Subordinated Note denominated in dollars due 2015 (included as Exhibit A-1 to Exhibit 4.8)
4.10	Form of Unrestricted 7 3/8% Senior Subordinated Note denominated in dollars due 2015 (included as Exhibit A-3 to Exhibit 4.8)

Number	Description of Exhibits
4.11	Form of Guarantee (included as Exhibit E to Exhibit 4.8)
4.12
Registration Rights Agreement dated as of February 10, 2005, by and among the Company and the stockholders signatory thereto (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on February 16, 2005)
4.13
Form of stock certificate of Huntsman Corporation (incorporated by reference to Exhibit 4.68 to amendment No. 3 to our registration statement on Form S-1 filed on February 8, 2005 (File No. 333-120749))
4.14	Form of mandatory convertible preferred stock certificate of Huntsman Corporation (incorporated by reference to Exhibit A to Exhibit 3.01 to our current report on Form 8-K filed February 16, 2005)
4.15
Supplemental Indenture, dated as of July 11, 2005, among Huntsman LLC, the Guarantors named therein and HSBC Bank USA, National Association, as Trustee, relating to the 11 1/2% Huntsman LLC Senior Notes due 2012 and Huntsman LLC Senior Floating Rate Notes due 2011 (incorporated by reference to Exhibit 4.1 to Huntsman LLC's current report on Form 8-K filed on July 15, 2005)
4.16
Supplemental Indenture, dated as of July 13, 2005 among Huntsman LLC, the Guarantors named therein and HSBC Bank USA, National Association, as Trustee, relating to the 11 5/8% Huntsman LLC Senior Secured Notes due 2010 (incorporated by reference to Exhibit 4.2 to Huntsman LLC's current report on Form 8-K filed on July 15, 2005)
4.17
Supplemental Indenture dated August 16, 2005 to Indenture dated as December 17, 2004 by and among Huntsman International LLC, the guarantors named therein, and Wells Fargo Bank, National Association (as successor by consolidation to Wells Fargo Bank Minnesota, National Association), as trustee, relating to Huntsman International LLC's dollar denominated 7 3/8% Senior Subordinated Notes due 2015 and euro denominated 7 1/2% Senior Subordinated Notes due 2015 (incorporated by reference to Exhibit 4.4 to Huntsman International LLC's current report on Form 8-K filed on August 22, 2005)
4.18
Supplemental Indenture dated August 16, 2005, to Indenture dated as of September 30, 2003 by and among Huntsman International LLC (as successor to Huntsman LLC), the guarantors named therein, and HSBC Bank USA, National Association, as trustee, relating to Huntsman International LLC's 11 5/8% Senior Secured Notes due 2010, originally issued by Huntsman LLC (incorporated by reference to Exhibit 4.7 to Huntsman International LLC's current report on Form 8-K filed on August 22, 2005)
4.19
Supplemental Indenture dated August 16, 2005, to Indenture dated as of June 22, 2004 by and among Huntsman International LLC (as successor to Huntsman LLC), the guarantors named therein, and HSBC Bank USA, National Association, as trustee, relating to Huntsman International LLC's 11 1/2% Senior Notes due 2012 and Senior Floating Rate Notes due 2011, originally issued by Huntsman LLC (incorporated by reference to Exhibit 4.10 to Huntsman International LLC's current report on Form 8-K filed on August 22, 2005)
4.20
Form of Restricted Stock Agreement for Outside Directors, effective for grants prior to February 6, 2008 (incorporated by reference to Exhibit 4.7 to our registration statement on Form S-8 filed on February 10, 2006 (File No. 333-131729))
4.21
Form of Restricted Stock Unit Agreement for Outside Directors effective for grants prior to February 6, 2008 (incorporated by reference to Exhibit 4.8 of our registration statement on Form S-8 filed on February 10, 2006 (File No. 333-131729))

Number	Description of Exhibits
4.22	Indenture, dated as of November 13, 2006, among Huntsman International LLC, as Issuer, the Guarantors party thereto, and Wells Fargo Bank, National Association, as Trustee, relating to the $200,000,000 7 7/8% Senior Subordinated Notes due 2014 (incorporated by reference to Exhibit 4.1 to our quarterly report on Form 10-Q for the three months ended September 30, 2006, filed on November 14, 2006)
4.23	Form of Restricted 7 7/8% Senior Subordinated Note denominated in dollars due 2014 (included as Exhibit A-1 to Exhibit 4.24)
4.24	Form of Unrestricted 7 7/8% Senior Subordinated Note denominated in dollars due 2014 (included as Exhibit A-3 to Exhibit 4.24)
4.25
Exchange and Registration Rights Agreement, dated as of November 13, 2006, among Huntsman International LLC, as Issuer, the Guarantors party thereto, and the Purchasers as defined therein, relating to $200,000,000 aggregated principal amount of the 7 7/8% Senior Subordinated Notes due 2014 (incorporated by reference to Exhibit 4.2 to our quarterly report on Form 10-Q for the three months ended September 30, 2006, filed on November 14, 2006)
4.26
Amended and Restated Registration Rights Agreement dated July 12, 2007, among the Company, Huntsman Family Holdings Company LLC, MatlinPatterson Global Opportunities Partners, L.P., MatlinPatterson Global Opportunities Partners B, L.P., MatlinPatterson Global Opportunities Partners (Bermuda), L.P. and the other stockholders party thereto (incorporated by reference to Exhibit 4.1 to our current report on Form 8-K filed on July 13, 2007)
4.27	Form of Restricted Stock Agreement for Outside Directors (incorporated by reference to Exhibit 4.31 to our annual report on Form 10-K filed on February 22, 2008)
4.28	Form of Restricted Stock Unit Agreement for Outside Directors (incorporated by reference to Exhibit 4.32 to our annual report on Form 10-K filed on February 22, 2008)
4.29
Indenture, dated as of July 6, 2009, by and among Huntsman International LLC, the subsidiary guarantors named therein and Wilmington Trust FSB, a federal savings bank, as trustee (incorporated by reference to Exhibit 4.1 to our current report on Form 8-K filed on July 8, 2009)
4.30	Form of 5 1/2% Senior Note due 2016 (incorporated by reference to Exhibit 4.2 to our current report on Form 8-K filed on July 8, 2009)
4.31	Form of Guarantee (incorporated by reference to Exhibit 4.3 to our current report on Form 8-K filed on July 8, 2009)
4.32
Amended and Restated Indenture, dated as of September 10, 2009, by and among Huntsman International LLC, the subsidiary guarantors named therein and Wilmington Trust FSB, a federal savings bank, as trustee (incorporated by reference to Exhibit 4.1 to our current report on Form 8-K filed on September 14, 2009)
4.33
Indenture, dated as of March 17, 2010, by and among Huntsman International LLC, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to our current report on Form 8-K filed on March 19, 2010)
4.34	Form of 8 5/8% Senior Subordinated Note due 2020 (incorporated by reference to Exhibit A to the indenture filed as Exhibit 4.33)
4.35	Form of Guarantee (incorporated by reference to Exhibit E to the indenture filed as Exhibit 4.33)

Number		Description of Exhibits
5.1	**	Opinion and consent of Stoel Rives LLP as to the legality of the notes to be issued by Huntsman International LLC, and the guarantees to be issued by the guarantors in the exchange offer
5.2	*
Opinion and consent of Vinson & Elkins L.L.P. as to the legality of the guarantees to be issued by Huntsman Ethyleneamines LLC, Huntsman Fuels LLC., Huntsman International Fuels LLC and Huntsman Propylene Oxide LLC in the exchange offer
5.3	**	Opinion and consent of Walkers, Cayman Islands as to the legality of the guarantees to be issued by Tioxide Americas Inc. in the exchange offer
5.4	**	Opinion and consent of Dickinson Dees LLP as to the legality of the guarantees to be issued by Tioxide Group in the exchange offer
10.1
Aircraft Dry Lease, dated as of September 14, 2001, between Jstar Corporation and Airstar Corporation (incorporated by reference to Exhibit 10.10 to amendment No. 1 to the registration statement on Form S-4 of Huntsman LLC filed on February 11, 2004 (File No. 333-112279))
10.2
Business Consulting Agreement, dated as of June 3, 2003, between Huntsman International LLC and Jon M. Huntsman (incorporated by reference to Exhibit 10.41 to amendment No. 1 to the registration statement on Form S-4 of Huntsman International LLC (File No. 333-106482))
10.3
Huntsman Cost Reduction Incentive Plan and Form of Participation Agreement (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of HMP Equity Holdings Corporation filed on November 23, 2004)
10.4
Gift Agreement by and among Huntsman Group Inc. and the Jon and Karen Huntsman Foundation (incorporated by reference to Exhibit 10.17 to amendment No. 4 to our registration statement on Form S-1 filed on February 8, 2005 (File No. 333-120749))
10.5
Pledge, Assignment and Collateral Agency Agreement dated February 16, 2005 between the Company and Citibank, N.A. (incorporated by reference to Exhibit 10.18 to amendment No. 4 to our registration statement on Form S-1 filed on February 8, 2005 (File No. 333-120749))
10.6		Huntsman Corporation Stock Incentive Plan (incorporated by reference to Exhibit 10.19 to amendment No. 4 to our registration statement on Form S-1 filed on February 8, 2005 (File No. 333-120749))
10.7		Form of Nonqualified Stock Option Agreement (incorporated by reference to Exhibit 10.20 to amendment No. 4 to our registration statement on Form S-1 filed on February 8, 2005 (File No. 333-120749))
10.8
Form of Restricted Stock Agreement, effective for grants prior to February 6, 2008 (incorporated by reference to Exhibit 10.21 to amendment No. 4 to our registration statement on Form S-1 filed on February 8, 2005 (File No. 333-120749))
10.9		Form of Stock Appreciation Rights Agreement (incorporated by reference to Exhibit 10.22 to amendment No. 4 to our registration statement on Form S-1 filed on February 8, 2005 (File No. 333-120749))
10.10
Form of Phantom Share Agreement, effective for grants prior to February 6, 2008 (incorporated by reference to Exhibit 10.23 to amendment No. 4 to our registration statement on Form S-1 filed on February 8, 2005 (File No. 333-120749))

Number	Description of Exhibits
10.11	Form of Executive Severance Plan (as amended and restated) (incorporated by reference to Exhibit 10.24 to amendment No. 4 to our registration statement on Form S-1 filed on February 8, 2005 (File No. 333-120749))
10.12	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.25 to amendment No. 4 to our registration statement on Form S-1 filed on February 8, 2005 (File No. 333-120749))
10.13	Employment Agreement with Paul Hulme (incorporated by reference to Exhibit 10.24 to amendment No. 1 to our registration statement on Form S-1 dated January 6, 2005 (File No. 333-120749))
10.14	Employment Agreement with Anthony Hankins (incorporated by reference to Exhibit 10.27 to our registration statement on Form S-1 (File No. 333-120749))
10.15
Huntsman Supplemental Executive Retirement Plan, as amended through the sixth amendment, April 21, 2005 (incorporated by reference to Exhibit 10.1 to our quarterly report on Form 10-Q for the three-months ended March 31, 2005, filed on May 11, 2005)
10.16
Credit Agreement dated August 16, 2005 among Huntsman International LLC, Deutsche Bank AG New York Branch as Administrative Agent and the other financial institutions named therein (incorporated by reference to Exhibit 10.1 to Huntsman International LLC's current report on Form 8-K filed August 22, 2005)
10.17
Intercreditor Agreement dated August 16, 2005 among Deutsche Bank AG New York Branch as collateral agent and administrative agent under the above referenced credit agreement, and HSBC Bank USA, National Association as trustee under the indenture governing Huntsman International LLC's 11 5/8% Senior Secured Notes (incorporated by reference to Exhibit 10.2 to Huntsman International LLC's current report on Form 8-K filed August 22, 2005)
10.18
Second Amendment to Amended and Restated Pooling Agreement, dated August 16, 2005, among Huntsman Receivables France LLC, Huntsman (Europe), BVBA and J.P. Morgan Bank (incorporated by reference to Exhibit 10.4 to Huntsman International LLC's current report on Form 8-K filed on August 22, 2005)
10.19
Fourth Amendment to 2000-1 Supplement, dated August 16, 2005, among Huntsman Receivables Finance LLC, Huntsman (Europe), BVBA and J.P. Morgan (Ireland) Plc (incorporated by reference to Exhibit 10.5 to Huntsman International LLC's current report on Form 8-K filed on August 22, 2005)
10.20	Form of Non-qualified Stock Option Agreement for Outside Directors (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed November 8, 2005 (File No. 001-32427))
10.21	Amended and Restated Huntsman Supplemental Executive Retirement Plan (incorporated by reference to Exhibit 10.1 of our current report on Form 8-K filed December 30, 2005 (File No. 001-32427))
10.22	Huntsman Supplemental Executive MPP Plan (incorporated by reference to Exhibit 10.2 of our current report on Form 8-K filed December 30, 2005 (File No. 001-32427))
10.23	Amended and Restated Huntsman Supplemental Savings Plan (incorporated by reference to Exhibit 10.3 of our current report on Form 8-K filed December 30, 2005 (File No. 001-32427))
10.24	Huntsman Outside Directors Elective Deferral Plan (incorporated by reference to Exhibit 10.4 of our current report on Form 8-K filed December 30, 2005 (File No. 001-32427))

Number	Description of Exhibits
10.25	Second Amended and Restated Pooling Agreement, among Huntsman Receivables Finance LLC, Huntsman (Europe) BVBA and J.P. Morgan Bank (Ireland), as trustee, dated as of April 18, 2006 (incorporated by reference to Exhibit 10.1 to our quarterly report on Form 10-Q for the three months ended March 31, 2006, filed on May 9, 2006)
10.26
Amended and Restated 2000-1 Supplement to Second Amended and Restated Pooling Agreement, among Huntsman Receivables Finance LLC, Huntsman (Europe) BVBA, Jupiter Securitization Corporation, the several financial institutions party thereto as funding agents, the Series 2000-1 Conduit Purchasers party thereto, the several financial institutions party thereto as Series 2000-1 APA Banks, J.P.Morgan Securities Ltd., JPMorgan Chase Bank, N.A., and J.P.Morgan (Ireland) plc, as trustee, dated as of April 18, 2006 (incorporated by reference to Exhibit 10.2 to our quarterly report on Form 10-Q for the three months ended March 31, 2006, filed on May 9, 2006)
10.27
Amended and Restated Contribution Agreement, between Huntsman International LLC and Huntsman Receivables Finance LLC, dated as of April 18, 2006 (incorporated by reference to Exhibit 10.3 to our quarterly report on Form 10-Q for the three months ended March 31, 2006, filed on May 9, 2006)
10.28
Second Amended and Restated Servicing Agreement, dated as of April 18, 2006, among Huntsman Receivables Finance LLC, Huntsman (Europe) BVBA, the various affiliates of Huntsman International LLC party thereto as local servicers, J.P.Morgan Bank (Ireland), as Trustee, PricewaterhouseCoopers LLP, and Huntsman International LLC (incorporated by reference to Exhibit 10.4 to our quarterly report on Form 10-Q for the three months ended March 31, 2006, filed on May 9, 2006)
10.29
Consent and Second Amendment to Credit Agreement and Amendment to Security Documents, dated June 30, 2006, by and among Huntsman International LLC, as Borrower, Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent, and the other financial institutions party thereto (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on July 7, 2006)
10.30
Withdrawal of Originator, dated November 28, 2006, among Huntsman Receivables Finance LLC, Huntsman (Europe) BVBA, the various affiliates of Huntsman International LLC party thereto as local servicers, J.P.Morgan Bank (Ireland), as Trustee, PricewaterhouseCoopers LLP, and Huntsman International LLC (incorporated by reference to Exhibit 10.30 to our annual report on Form 10-K for the fiscal year ended December 31, 2006, filed on March 1, 2007)
10.31
Third Amendment to Credit Agreement dated April 19, 2007 by and among Huntsman International LLC, as Borrower, Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent, and the other financial institutions party thereto (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on April 23, 2007)
10.32	First Amendment to Huntsman Supplemental Executive Retirement Plan (incorporated by reference to Exhibit 10.32 to our annual report on Form 10-K filed on February 22, 2008)
10.33	First Amendment to Huntsman Supplemental Executive MPP Plan (incorporated by reference to Exhibit 10.33 to our annual report on Form 10-K filed on February 22, 2008)
10.34	First Amendment to Huntsman Supplemental Savings Plan (incorporated by reference to Exhibit 10.34 to our annual report on Form 10-K filed on February 22, 2008)
10.35	Second Amendment to Huntsman Supplemental Savings Plan (incorporated by reference to Exhibit 10.35 to our annual report on Form 10-K filed on February 22, 2008)

Number	Description of Exhibits
10.36	First Amendment to Huntsman Outside Directors Elective Deferral Plan (incorporated by reference to Exhibit 10.36 to our annual report on Form 10-K filed on February 22, 2008)
10.37	Form of Restricted Stock Agreement (incorporated by reference to Exhibit 10.37 to our annual report on Form 10-K filed on February 22, 2008)
10.38	Form of Phantom Share Agreement (incorporated by reference to Exhibit 10.38 to our annual report on Form 10-K filed on February 22, 2008)
10.39
Huntsman Corporation's Acceptance of Backstop Commitment dated October 26, 2008, among the Company and certain stockholders (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on October 28, 2008)
10.40
Second Amendment to the Second Amended and Restated Pooling Agreement, among Huntsman Receivables Finance LLC, Huntsman (Europe) BVBA, the Series 2000-1 conduit purchasers party thereto, the several financial institutions party thereto as Series 2000-1 APA banks, the several financial institutions party thereto as funding agents, JPMorgan Chase Bank, N.A. as administrative agent and BNY Financial Services plc, the successor to J.P. Morgan Bank (Ireland) plc, as trustee, The Bank of New York Mellon, and JPMorgan Chase Bank, N.A., dated as of November 13, 2008 (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on November 19, 2008)
10.41
Second Amended and Restated 2000-1 Supplement to Second Amended and Restated Pooling Agreement, among Huntsman Receivables Finance LLC, Huntsman (Europe) BVBA, the several financial institutions party thereto as funding agents, the Series 2000-1 Conduit Purchasers party thereto, the several financial institutions party thereto as Series 2000-1 APA Banks, J.P.Morgan Securities Ltd., JPMorgan Chase Bank, N.A., and BNY Financial Services plc, the successor to J.P.Morgan (Ireland) plc, as trustee, dated as of November 13, 2008 (incorporated by reference to Exhibit 10.2 to our current report on Form 8-K filed on November 19, 2008)
10.42
Amendment to the Second Amended and Restated Servicing Agreement, among Huntsman Receivables Finance LLC, Huntsman (Europe) BVBA, the various affiliates of Huntsman International LLC party thereto as local servicers, Huntsman International LLC, as servicer guarantor, BNY Financial Services plc, the successor to J.P.Morgan Bank (Ireland), as trustee, and PricewaterhouseCoopers LLP, as liquidation servicer, dated as of November 13, 2008 (incorporated by reference to Exhibit 10.3 to our current report on Form 8-K filed on November 19, 2008)
10.43
Settlement Agreement and Release, dated December 14, 2008, among Huntsman Corporation, Jon M. Huntsman, Peter R. Huntsman, Hexion Specialty Chemicals, Inc., Hexion LLC, Nimbus Merger Sub, Inc., Craig O. Morrison, Leon Black, Joshua J. Harris and Apollo Global Management, LLC and certain of its affiliates (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on December 15, 2008)
10.44
Letter Agreement, dated December 14, 2008, among Huntsman Corporation, Jon M. Huntsman, Peter R. Huntsman, Hexion Specialty Chemicals, Inc., Hexion LLC, Nimbus Merger Sub, Inc., Craig O. Morrison, Leon Black, Joshua J. Harris and Apollo Global Management, LLC and certain of its affiliates (incorporated by reference to Exhibit 10.2 to our current report on Form 8-K filed on December 15, 2008)
10.45
Note Purchase Agreement, dated December 23, 2008, by and among Huntsman Corporation and Apollo Investment Fund VI, L.P. and certain of its affiliates (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on December 23, 2008)

Number	Description of Exhibits
10.46	Registration Rights Agreement, dated December 23, 2008, by and among Huntsman Corporation and Apollo Investment Fund VI, L.P. and certain of its affiliates (incorporated by reference to Exhibit 10.2 to our current report on Form 8-K filed on December 23, 2008)
10.47
Voting and Standstill Agreement, dated December 23, 2008, by and among Huntsman Corporation and Apollo Investment Fund VI, L.P. and certain of its affiliates (incorporated by reference to Exhibit 10.3 to our current report on Form 8-K filed on December 23, 2008)
10.48
Waiver to Credit Agreement dated April 16, 2009 among Huntsman International LLC and the Revolving Lenders party thereto (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on April 17, 2009)
10.49	Letter Agreement, dated June 15, 2009, among Huntsman Polyurethanes (UK) Ltd. and Paul G. Hulme (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on June 17, 2009)
10.50
Agreement of Compromise and Settlement, dated as of June 22, 2009, by and among Huntsman Corporation and Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc. (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on June 23, 2009)
10.51
Form of Note Purchase Agreement, dated as of June 22, 2009, by and among Huntsman International LLC and Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc. (incorporated by reference to Exhibit 10.2 to our current report on Form 8-K filed on June 23, 2009)
10.52
Fourth Amendment to Credit Agreement, dated as of June 22, 2009, by and among Huntsman International LLC and Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc. (incorporated by reference to Exhibit 10.3 to our current report on Form 8-K filed on June 23, 2009)
10.53
Form of Registration Rights Agreement dated as of June 23, 2009, by and among Huntsman International LLC, the subsidiary guarantors party thereto and Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc. (incorporated by reference to Exhibit 10.4 to our current report on Form 8-K filed on June 23, 2009)
10.54
Voting Agreement, dated as of June 22, 2009, by and among Huntsman International LLC, Deutsche Bank AG New York Branch and Credit Suisse, Cayman Islands Branch (incorporated by reference to Exhibit 10.5 to our current report on Form 8-K filed on June 23, 2009)
10.55
Asset and Equity Purchase Agreement dated as of August 28, 2009 by and among Tronox Incorporated, a Delaware corporation, Tronox LLC, a Delaware limited liability company, Tronox Pigments (Savannah) Inc., a Georgia corporation, Tronox Worldwide LLC, a Delaware limited liability company, Tronox Western Australia Pty. Ltd., a Western Australia company, Tronox Pigments (Netherlands) B.V., a Dutch limited liability company, Huntsman Pigments LLC, a Delaware limited liability company, Huntsman Australia R&D Company Pty. Ltd., an Australian company and Huntsman Corporation, a Delaware corporation (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on August 31, 2009)

Number		Description of Exhibits
10.56		U.S. Receivables Loan Agreement dated as of October 16, 2009 among Huntsman Receivables Finance II LLC, Huntsman (Europe) BVBA, the several entities party thereto as lenders, the several financial institutions party thereto as funding agents, the several commercial paper conduits party thereto as conduit lenders, the several financial institutions party thereto as committed lenders, Wachovia Bank National Association, as administrative agent, and Wachovia Bank National Association, as collateral Agent (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on October 22, 2009)
10.57
U.S. Contribution Agreement dated as of October 16, 2009 between Huntsman International LLC and Huntsman Receivables Finance II LLC (incorporated by reference to Exhibit 10.2 to our current report on Form 8-K filed on October 22, 2009)
10.58
European Receivables Loan Agreement dated as of October 16, 2009 between Huntsman Receivables Finance LLC, Huntsman (Europe) BVBA, the several entities party thereto as lenders, the several financial institutions party thereto as funding agents, Barclays Bank Plc, as administrative agent, and Barclays Bank Plc, as collateral agent (incorporated by reference to Exhibit 10.3 to our current report on Form 8-K filed on October 22, 2009)
10.59
European Contribution Agreement dated as of October 16, 2009 between Huntsman International LLC and Huntsman Receivables Finance LLC (incorporated by reference to Exhibit 10.4 to our current report on Form 8-K filed on October 22, 2009)
10.60
Separation and Release Agreement, dated December 28, 2009, between Huntsman Corporation and Samuel D. Scruggs (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on December 28, 2009)
10.61
Fifth Amendment to Credit Agreement, dated as of March 9, 2010, by and among Huntsman International LLC, JPMorgan Chase Bank, N.A. and the other financial institutions party thereto (incorporated by reference to Exhibit 10.1 to our quarterly report on Form 10-Q for the quarter ended March 31, 2010)
10.62
Exchange and Registration Rights Agreement, dated as of March 17, 2010, among Huntsman International LLC, as Issuer, the Guarantors party thereto, and the Purchasers as defined therein, relating to $350,000,000 aggregated principal amount of the 8 5/8% Senior Subordinated Notes due 2020 (incorporated by reference to Exhibit 10.1 to our current report on Form 8-K filed on March 19, 2010)
10.63
Sworn Statement in Proof of Loss and Full and Final Settlement, Release, and Indemnity Agreement, dated as of May 14, 2010, by and among Huntsman Corporation, International Risk Insurance Company and the reinsurance carriers specified therein (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K filed by Huntsman Corporation on May 19, 2010)
12.1	*	Statement re Computation of Ratio of Earnings to Fixed Charges
21.1		Subsidiaries of Huntsman International LLC (incorporated by reference to Exhibit 21.1 to our annual report on Form 10-K for the year ended December 31, 2009)
23.1	*	Consent of Deloitte & Touche LLP
23.2	**	Consent of Stoel Rives LLP (included in Exhibit 5.1)
23.3	*	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.2)
23.4	**	Consent of Walkers, Cayman Islands (included in Exhibit 5.3)
23.5	**	Consent of Dickinson Dees LLP (included in Exhibit 5.4)

Number		Description of Exhibits
24.1	*	Powers of Attorney (included in the Signature Pages)
25.1	*	Form T-1 Statement of Eligibility of Wells Fargo Bank, N.A. to act as Trustee under the Indenture
99.1	*	Form of Letter of Transmittal
99.2	*	Letter to Brokers
99.3	*	Letter to Clients
99.4	*	Notice of Guaranteed Delivery

*
Filed previously

**
Filed herewith.

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EXPLANATORY NOTE
PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
  ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES
SIGNATURES
EXHIBIT INDEX